UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2015

Portlogic Systems Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-151434	20-2000407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Toronto Street, Suite 422, Toronto, Ontario, Canada		M5C 2B5
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code        (647) 847-8350

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On March 30, 2015, we entered into a Debt Conversion Agreement with our Chief Executive Officer, Jueane Thiessen, whereby $150,000.00 of Accounts Payable owed by the Company to Jueane Thiessen was converted to 30,000,000 restricted common stock of the Company.

The Debt Conversion Agreement is filed as Exhibit 10.1 to this report, incorporated herewith.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Debt Conversion Agreement between Portlogic Systems Inc. and Jueane Thiessen dated March 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Portlogic Systems Inc.
(Registrant)

Date: March 31, 2015

/s/ Jueane Thiessen
(Signature)

Name: Jueane Thiessen
Title: Chief Executive Officer